UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2023

NIKOLA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38495	82-4151153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4141 E Broadway Road
Phoenix, AZ	85040
(Address of principal executive offices)	(Zip Code)

(480) 666-1038

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NKLA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On March 16, 2023, Nikola Corporation (“Nikola”) and Romeo Power, Inc. (“Romeo”, formerly known as RMG Acquisition Corp.) filed a petition in the Delaware Court of Chancery (the “Court of Chancery”) pursuant to Section 205 (the “Section 205 Petition”) of the Delaware General Corporation Law (“DGCL”), seeking validation of (i) the Romeo Second Amended and Restated Certificate of Incorporation (the “Second Amended Charter”), (ii) securities that Romeo issued in reliance on the Second Amended Charter, and (iii) a certificate of merger (the “Certificate of Merger”) filed with the Delaware Secretary of State on October 14, 2022 effecting a merger that resulted in Romeo becoming a wholly-owned subsidiary of Nikola and an amendment and restatement of the Second Amended Charter. Nikola’s filing is in response to uncertainty created by a recent Court of Chancery holding in Garfield v. Boxed, Inc., 2022 WL 17959766 (Del. Ch. Dec. 27, 2022) that potentially affects Nikola as a result of its acquisition of Romeo, the latter of which was initially a special purpose acquisition company (“SPAC”) and then merged with a company known as Romeo Systems, Inc. (“Legacy Romeo”) in a de-SPAC transaction.

Out of an abundance of caution, Nikola and Romeo have elected to pursue the remedial actions described below. Concurrently with the filing of the petition, Nikola and Romeo filed a motion to expedite the hearing of the Section 205 Petition, which was subsequently granted on March 17, 2023.

Background

At a special meeting of stockholders of RMG Acquisition Corp. (“RMG”), held on December 28, 2020 (the “de-SPAC Special Meeting”), a majority of the then-outstanding shares of RMG class A common stock and class B common stock, voting together as a single class, voted to approve the Second Amended Charter, which, among other things, increased the authorized shares of combined common stock to 250,000,000, which had previously been authorized as 100,000,000 shares of class A common stock and 10,000,000 shares of class B common stock (the “Authorized Share Charter Amendment”).

Following completion of Legacy Romeo’s merger with RMG, Romeo (formerly known as RMG) issued additional shares of common stock in reliance on the validity of the Authorized Share Charter Amendment that exceeded the 100,000,000 shares of class A common stock authorized under the Amended and Restated Certificate of Incorporation (the “First Amended and Restated Charter”).

On July 30, 2022, Nikola, Romeo and J Purchaser Corp., a Delaware corporation and a wholly owned subsidiary of Nikola, entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) whereby Romeo became a wholly-owned subsidiary of Nikola on October 14, 2022. The Merger Agreement contemplated a two-step acquisition. In the first step, Nikola commenced an exchange offer for any and all outstanding shares of Romeo in exchange for shares of common stock of Nikola at an exchange ratio of 0.1186 (the “Exchange Ratio”). In the second step, Romeo and Nikola effected a merger of J Purchaser Corp. with and into Romeo, resulting in the holders of Romeo’s common stock receiving shares of Nikola’s common stock at the Exchange Ratio. On October 14, 2022, 50.1% of the issued and outstanding shares of Romeo were tendered and consequently, pursuant to the DGCL, the merger was approved and the Certificate of Merger was filed with the State of Delaware.

The aforementioned Boxed decision has created uncertainty as to whether Section 242(b)(2) of the DGCL would have required the Authorized Share Charter Amendment to be approved by a separate vote of the majority of the then-outstanding shares of RMG’s Class A common stock, voting as a separate class. As a result, there is uncertainty as to the validity of Romeo’s additional share issuances that were in excess of the number of shares of class A common stock authorized under the First Amended and Restated Charter and whether the transactions effectuating the merger with Nikola were validly approved.

To remove uncertainty created in light of the Boxed decision, Nikola and Romeo filed a petition in the Court of Chancery pursuant to Section 205 of the DGCL seeking validation of the Second Amended Charter, the shares issued in reliance on the validity of the Second Amended Charter, and the Certificate of Merger, including the merger effected thereby and the Third Amended and Restated Certificate of Incorporation attached to the Certificate of Merger. Section 205 of the DGCL permits the Court of Chancery, in its discretion, to validate potentially defective corporate acts and stock after considering a variety of factors.

Since the Boxed decision was issued, Nikola has been informed that, through March 17, 2023, the Court of Chancery has heard and approved a number of Section 205 petitions brought by companies facing similar uncertainty arising out of the Boxed decision.

If Nikola is not successful in its Section 205 Petition, the uncertainty with respect to Romeo’s authorized capitalization could have a material adverse impact on Nikola, including without limitation, the validity of the merger and the potential adverse consequences resulting therefrom, as well as Nikola’s ability to raise capital in the future.

Hearing Date

On March 17, 2023, the Court of Chancery granted the motion to expedite and set a hearing date for the Section 205 Petition to be heard at 1:30 p.m. on March 29, 2023, at the Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801. As required by the Court of Chancery, a copy of Nikola’s Section 205 Petition in the form filed with the Court of Chancery is attached hereto as Exhibit 99.1. If any current or former stockholder of Nikola or Romeo wishes to express a position on the Section 205 Petition, such stockholder of Nikola or Romeo may (i) appear at the Section 205 hearing or (ii) file a written submission with the Register in Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, referring to the case captioned, In re Romeo Power, Inc., Case Number 2023-0330-LWW in advance of the hearing, and any such written submission should be emailed to Nikola’s counsel, Thomas Will, Morris, Nichols, Arsht & Tunnell LLP at twill@morrisnichols.com.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of federal securities laws, including statements with respect to the pending Section 205 proceeding. These forward-looking statements generally are identified by words such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “continue,” “project” or the negative of such terms and other similar expressions that predict or indicate future events or trends or that are not statements of present or historical matters. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These forward-looking statements are not intended to serve as, and must not be relied on by an investor or any other person as, a guarantee, an assurance, or a definitive statement of fact or probability. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expected. These risks and uncertainties include risks related to the outcome or timing of the Section 205 Petition and the potential impact on the validity of Nikola’s acquisition of Romeo and ability to raise capital. If Nikola is unsuccessful in the Section 205 Petition, the uncertainty with respect to Romeo’s and Nikola’s capitalization could adversely affect Nikola’s ability raise capital, which could have a material adverse effect on Nikola’s business and prospects.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Verified Petition for Relief Pursuant to 8 Del. C. § 205

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2023

NIKOLA CORPORATION

By:	/s/ Britton M. Worthen
Britton M. Worthen
Chief Legal Officer